SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                             Boulder Brewing Company
                ------------------------------------------------
                (Name of registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.
         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

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         3) per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         4) Dated Filed:

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

                         -------------------------------
                             Boulder Brewing Company
                              211 West Wall Street
                              Midland, Texas 79701
                         -------------------------------
                               Proxy Statement for
                         Special Meeting of Shareholders

                           To Be Held August 24, 2001
                         -------------------------------



                             SOLICITATION OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Boulder Brewing Company (the "Company") for use in voting at a Special Meeting of Shareholders to be held at 211 West Wall Street, Midland, Texas 79701, on Friday, August 24, 2001, at 5:00 p.m. (local time), and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the
instructions   of  the   shareholder   completing  the  proxy.  If  no  specific
instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR ratification of the selection of Scott W. Hatfield CPA as the Company's independent auditors, FOR the proposed 1:5 reverse split of the currently outstanding shares of Company Common Stock and FOR the proposed change of the Company's state of incorporation from Colorado to Nevada. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Special Meeting, by giving written notice of revocation to the Company's Secretary prior to the Special Meeting or by giving a later dated proxy.

The presence at the Special Meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the Special Meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any proposal presented for consideration and shareholder action at the Special Meeting, other than the election of directors, shall decide the proposal. Abstentions and broker non-votes will be included in the number of shareholders present for the purpose of determining the presence of a quorum, but will not be counted either in favor of or against the election of directors or any other proposals and, accordingly, will have no effect. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

Shareholders of record as of the close of business on July 9, 2001 are entitled to notice of, and to vote at, the Special Meeting. Each share shall be entitled to one vote on all matters. As of the June 15, 2001, there were 118,953,529 shares of the Company's Common Stock outstanding, held of record by 3,033 shareholders. For a description of the principal holders of such stock, see "Security Ownership of Certain Beneficial Owners and Management" below.

PURPOSES OF THE MEETING

This Special Meeting of Shareholders of Boulder Brewing Company will consider and act upon the following matters:

         1. To elect three (3) directors to hold office until the next annual election of directors by shareholders or until their respective successors have been duly elected and shall have qualified;

         2. To ratify the appointment of independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 2001;

         3. To act upon a proposed 1:5 reverse split of the currently outstanding shares of Company Common Stock; and

         4. To act on a proposal to change the Company's state of incorporation from Colorado to Nevada

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

                           DESCRIPTION OF THE COMPANY
General

Boulder Brewing Company was incorporated in May 8, 1980 and operated as a microbrewery of various beers. In 1983 the Company filed a Registration Statement on Form S-18 (SEC File Number 2-84351-D) and in 1987 the Company filed a Registration Statement on form S-1 (SEC File Number 33-16287). In 1984, in connection with an attempted expansion of its business, the Company commenced construction of a brewery which was substantially completed in October 1984 and opened June 1985. The construction of this facility along with the movement of equipment and personnel interrupted the sales of the Company's existing product and hampered cash flow. The Company was unable to become profitable within any segment of its core business, became illiquid and was forced to divest itself of all assets. The company became dormant without any operations or assets in the second quarter of 1990.

Proposed Business

The Company intends to locate and combine with an existing, privately-held company which is profitable or, in management's view, has growth potential, irrespective of the industry in which it is engaged. However, the Company does not intend to combine with a private company which may be deemed to be an investment company subject to the Investment Company Act of 1940. A combination may be structured as a merger, consolidation, exchange of the Company's common stock for stock or assets or any other form, which will result in the combined enterprises becoming a publicly held corporation.

Pending negotiation and consummation of a combination, the Company anticipates that it will have, aside from carrying on its search for a combination partner, no business activities, and, thus, will have no source of revenue. Should the Company incur any significant liabilities prior to a combination with a private company, it may not be able to satisfy such liabilities as are incurred.

If the Company's management pursues one or more combination opportunities beyond the preliminary negotiations stage and those negotiations are subsequently terminated, it is foreseeable that such efforts will exhaust the Company's ability to continue to seek such combination opportunities before any successful combination can be consummated. In that event, the Company's common stock will become worthless and holders of the Company's common stock will receive a nominal distribution, if any, upon the Company's liquidation and dissolution.

Combination Suitability Standards

In its pursuit for a combination partner, the Company's management intends to consider only combination candidates which are profitable or, in management's view, have growth potential. The Company's management does not intend to pursue any combination proposal beyond the preliminary negotiation stage with any combination candidate which does not furnish the Company with audited financial statements for at least its most recent fiscal year and unaudited financial statements for interim periods subsequent to the date of such audited financial statements, or is in a position to provide such financial statements in a timely manner. The Company will, if necessary funds are available, engage attorneys and/or accountants in its efforts to investigate a combination candidate and to consummate a business combination. The Company may require payment of fees by such combination candidate to fund the investigation of such candidate. In the event such a combination candidate is engaged in a high technology business, the Company may also obtain reports from independent organizations of recognized standing covering the technology being developed and/or used by the candidate. The Company's limited financial resources may make the acquisition of such reports difficult or even impossible to obtain and, thus, there can be no assurance that the Company will have sufficient funds to obtain such reports when considering combination proposals or candidates. To the extent the Company is unable to obtain the advice or reports from experts, the risks of any combined enterprises being unsuccessful will be enhanced

                        PROPOSAL 1 ELECTION OF DIRECTORS

         The Company's Bylaws, as amended, provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be not less than three directors. The Company's Board of Directors currently consists of three members, all of whom are nominees for election at this Special Meeting. The Company believes that it is appropriate to elect directors at this Special Meeting, since the Company has been dormant for an extended period and management wishes to confirm the appointment of these directors. Each director elected at this Special Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If either such person is unable or unwilling to serve as a nominee for the office of director at the date of this Special meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director. The Company does not have a Nominating Committee of the Board of Directors.


The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.


Nominees for Director
                                 Position with            Expiration of             Initial Date
Name                    Age      the Company              Term as Director          of Service
----                    ---      -------------            ----------------          ------------
Glenn A. Little          48      Director, President      Next Annual Meeting          5/1995

Matthew Blair            46      Director, Secretary      Next Annual Meeting          5/1995

Michael Lawrence         49      Director                 Next Annual Meeting          9/1989


Glenn A. Little is a graduate of The University of Florida, Gainesville, (Bachelor of Science in Business Administration) and the American Graduate School of International Management (Master International Management) and has been the principal of Little and Company Investment Securities (LITCO), a Securities Broker/Dealer with offices in Midland, Texas, since 1979. Mr. Little currently serves as an officer and director of other inactive public corporations having the same business purpose as the Company. Before founding LITCO, Mr. Little as a stockbroker with Howard, Weil, Labouisse Friedrich in New Orleans, Louisiana, and Midland, Texas, and worked for the First National Bank of Commerce in New Orleans, Louisiana.

Matthew Blair was formerly a solo practitioner of law in Midland, Texas and is presently a Title IV-D Master in Midland County Texas. Before opening his practice he served in the Legal Department of the Federal Deposit Insurance Corporation (FDIC), Midland, Texas where he gained exposure to corporate structures and debt workouts. His employment before the FDIC appointment was with Texas American Energy and Exxon Corporation. Mr. Blair received a Bachelor of Arts in Government from The University of Texas at Austin (1975) and Juris Doctor from Texas Tech University School of Law (1979). He is licensed in every state court in Texas, United States District Court (Texas) and in The United States Supreme Court.

Michael Lawrence has served as a Director since September 1989 and worked for the company as a Brewmaster and operations manager for the Company. Currently he resides in Arkansas and is involved in the antique industry.

Each of the directors has been elected to serve until the next annual election of directors by shareholders or until their respective successors have been duly elected and shall have qualified. It is proposed that all nominees be elected for a term of like duration at the upcoming Special Meeting of Shareholders.

The Board of Directors does not contemplate that any of the above-named nominees for director will be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of the nominees become unavailable for nomination or election as a result of circumstances not now known or foreseen, then the persons named in the enclosed form of Proxy intend to vote the shares represented in such Proxy for the election of such other person or persons as the Board of Directors may select, unless otherwise directed by such Proxy. The nominee directors are not related by blood, marriage or adoption.

Director Compensation

The Company currently does not compensate its directors for their serving as such.

Executive Compensation

The Company's officers receive no compensation for their efforts on behalf of the Company. It is expected that, unless and until the Company is successful in consummating a business combination transaction, the officers of the Company will continue not to be compensated.

Certain Relationships and Related Transactions

The Company's President, Mr. Glenn A. Little, has agreed to provide funds to the Company sufficient to cover Company expenses relating to its SEC periodic reporting and other minor corporate expenses

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of July 9, 2001, the stock ownership of (i) each officer and director of the Company, (ii) all officers and directors as a group, and (iii) each shareholder known by the Company to be a beneficial owner of 5% or more of the Company's Common Stock . At July 9, 2001, there were 118,953,529 shares of Company Common Stock issued and outstanding.

Name and Address of                  Number of Shares
5% Beneficial Owners,                of Common Stock
Executive Officers                   Beneficially Owned
and Directors(2)                     at July 9, 2001           Percent  Owned(1)
----------------                     ------------------        --------------

Glenn A. Little (1)                         -0-                      -0-
211 West Wall Street
Midland, Texas 79701

Matthew Blair (1)                           -0-                      -0-
211 West Wall Street
Midland, Texas 79701

Michael Lawrence (1)                     2,475,000                   2.08%
190 Sycamore Springs Trial
 Mountain Home, AR 72653-8980
                                         2,475,000                   2.08%(2)
-----------
(1) Based on 118,953,529 shares outstanding.
(2) All officers and directors as a group (3 persons)

Election of Directors and Proposals for the Annual Meeting of Stockholders

Each director elected at the Special Meeting will hold office until a successor is elected and qualified at the next Annual Meeting, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees previously noted.

                        ---------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE FOR EACH NOMINEE DIRECTOR
                        ---------------------------------

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors of the Company has selected Scott W. Hatfield CPA as the independent auditors for the Company for the fiscal year ending December 31, 2001. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification of its action.

                       ---------------------------------
                       THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR THE APPOINTMENT OF
                              Scott W. Hatfield CPA
                       ---------------------------------


PROPOSAL 3 APPROVE PROPOSAL FOR A 1:5 REVERSE SPLIT OF THE CURRENTLY OUTSTANDING SHARES OF COMMON STOCK

The Board of Directors of the Company has approved a reverse split of the currently outstanding shares of Company Common Stock, whereby every 5 currently outstanding shares will become one (1) issued and outstanding share, meaning that the 118,953,529 issued and outstanding shares will become approximately 23,790,705 shares. Each fractional shareholder will receive a cash payment of $.05 for each fractional share held following the reverse split. If the proposed reverse split is approved at the Special Meeting, shareholders will not be required to take any action to complete the reverse split. Neither the par value of the Company's Common Stock nor the number of authorized shares of Company Common Stock would be affected by the proposed reverse split of the Company's Common Stock.

                -------------------------------------------------
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL FOR A 1:5 REVERSE SPLIT OF THE CURRENTLY OUTSTANDING SHARES OF COMMON STOCK
                -------------------------------------------------

PROPOSAL 4 APPROVE PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM COLORADO TO NEVADA

         At a meeting held on May 15, 2001, the Board of Directors of the Company unanimously approved an exchange of each share of the Company's common stock for one share of common stock, $.01 par value, of Boulder Brewing Company,

Inc., a newly formed Nevada corporation which is currently a wholly-owned subsidiary of the Company, for the purpose of effecting a reincorporation of the Company in Nevada (the "Reincorporation"). The Reincorporation will be achieved pursuant to an Agreement and Plan of Merger ("Merger Agreement"), substantially in the form of Exhibit A to this Information Statement, pursuant to which the Company is to be merged into its newly-formed, wholly-owned subsidiary, Boulder Brewing Company., a Nevada corporation (the "Subsidiary"). Provided the Board has not previously determined to abandon the Merger, on the effective date of the Reincorporation, the Company will be merged into the Subsidiary (the "Merger"). The Subsidiary will be the Surviving Corporation of the Merger and, pursuant to the Merger Agreement, it will retain the Subsidiary's corporate name, and all of the business, properties, management and capitalization of the Company will be transferred to the Subsidiary.

Terms and Effect of the Merger
------------------------------

         Pursuant to the provisions of the Merger Agreement, the Company will be merged with and into the Subsidiary, which is a wholly-owned subsidiary of the Company incorporated in Nevada solely for the purpose of effecting the Merger. The Subsidiary will be the continuing and surviving company (the "Surviving Corporation") of the Merger. The Subsidiary's Certificate of Incorporation and By-Laws will become those of the Surviving Corporation. Upon consummation of the Merger, the shareholders of the Company will become shareholders of the Surviving Corporation, the Company will cease to exist as a Colorado corporation, and the Company's state of incorporation and legal domicile will become Nevada.

         The Surviving Corporation will succeed to all of the business, operations, properties and assets of the Company and will assume and become responsible for all of the Company's liabilities and obligations. The corporate headquarters of the Company will be 211 West Wall Street, Midland. Texas 79701. The directors and officers serving the Company in such capacities on the Effective Date (as defined below) will hold the same offices with the Surviving Corporation.

         On the Effective Date, each outstanding share of the Company's Common Stock, $.001 par value per share, will be converted automatically into one share of the Surviving Corporation's Common Stock, with $.001 par value per share. The Surviving Corporation's Common Stock will possess in all material respects the identical rights, powers, privileges and limitations currently held by the Company's Common Stock, subject to any differences between Colorado and Nevada corporate law.

SHAREHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, ANY SHAREHOLDERS DESIRING NEW STOCK CERTIFICATES REPRESENTING STOCK OF THE SURVIVING CORPORATION SHOULD SUBMIT THEIR EXISTING STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY TO: COMPUSERVE INVESTORS SERVICES, THE TRANSFER AGENT OF THE SURVIVING CORPORATION, TO OBTAIN NEW CERTIFICATES.

         Assuming the requisite shareholder authorization and approval of the Merger is obtained at the Special Meeting, it is presently anticipated that the Merger will be consummated on or about September 6, 2001, or as soon thereafter as is practicable in the discretion of the Board of Directors (the date of the effectiveness of the Merger being referred to herein as the "Effective Date"). The Board of Directors of the Company has, however, reserved the right to abandon the Merger for any reason, including a significant number of dissenting shareholders, prior to the Effective Date.

Charter and By-Laws
-------------------

         The rights, powers, privileges and limitations of the Company's shareholders, who, upon consummation of the Merger, will become stockholders of the Surviving Corporation, will be governed by the internal laws of the State of Nevada and by the terms and provisions of the Certificate of Incorporation and By-Laws of the Surviving Corporation. The Certificate of Incorporation of the Subsidiary is substantially similar to the Certificate of Incorporation of the Company, and the By-Laws of both the Company and the Surviving Corporation generally contain similar provisions.

Shareholder Approval
--------------------

         Under Colorado law, approval of the Merger and the resulting Reincorporation will require the affirmative vote of at least a majority of the outstanding shares of common stock entitled to vote on the Reincorporation. The Reincorporation may be abandoned either before or after shareholder approval if circumstances should develop which, in the opinion of the Company's Board of Directors, render proceeding with the Reincorporation inadvisable.

Approval/Dissenters' Rights
---------------------------

         Stockholders of the Company generally have appraisal rights with respect to Reincorporation. For a description of the procedure for asserting appraisal rights of dissenting shareholders under Colorado law, see attached Exhibit B.

Accounting Treatment of the Merger
----------------------------------

         The Reincorporation is expected to have little or no effect on the financial accounting of the Company. The Reincorporation will not result in any change in the bases of any of the assets or liabilities of the Company for financial purposes.

Management and Control
----------------------

         Upon completion of the Reorganization, the Management of the Company will become the management of the Subsidiary.

                        ---------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE FOR THE PROPOSAL TO CHANGE
                        THE COMPANY'S STATE OF INCORATION
                        FROM COLORADO TO NEVADA
                        ---------------------------------

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the Special Meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                  ANNUAL REPORT

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT THE FOLLOWING ADDRESS: 211 West Wall Street, Midland, Texas 79701. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on June 15, 2001 Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with this Special Meeting of Shareholders must be received by the Company by August 10, 2001. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal and determine whether it is a proper proposal to present to the Special Meeting of Shareholders.

         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying Notice and described in this Proxy Statement. If you wish to vote in accordance with the recommendations of the Board of Directors, merely sign, date and return the Proxy. A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors

Matthew Blair
Secretary


July 9, 2001
Midland, Texas

                                    EXHIBIT A
                                    ---------

                                  AGREEMENT AND
                        PLAN OF MERGER AND REORGANIZATION

Agreement and Plan of Merger and Reorganization dated September , 2001 by and between Boulder Brewing Company, a Colorado corporation ("Boulder-Colorado"), and Boulder Acquisitions, Inc., a Nevada corporation ("Boulder-Nevada") (hereinafter, Boulder-Colorado and Boulder-Nevada being called the "Constituent Corporations").

                                    WHEREAS:

1. The Board of Directors of Boulder-Colorado and Boulder-Nevada have resolved that Boulder-Colorado be merged (hereinafter called the "merger") under and pursuant to the Nevada Statutes Revised and the Colorado Business Corporation Act into a single corporation existing under the laws of the State of Nevada, to wit, Boulder-Nevada, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the "Surviving Corporation") in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

2. The authorized capital stock of Boulder-Colorado consists of 160,000,000 shares of capital stock with a par value of $.001 per share (hereinafter called "Boulder-Colorado Stock") 118,953,529 shares of which are issued and outstanding;

3. The authorized capital stock of Boulder-Nevada consists of 100,000,000 shares of capital stock with a par value of $.001 per share (hereinafter called "Boulder-Nevada Stock") 1,000 shares of which are issued and outstanding;

4.       The   respective   Boards  of   Directors   of   Boulder-Colorado   and
         Boulder-Nevada have approved the Merger upon the terms and conditions hereinafter set forth and have approved this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree, in accordance with the Nevada Revised Statutes and the Colorado Business Corporation Act, that Boulder-Colorado shall be, at the Effective Date (as hereinafter defined), merged into a single corporation existing under the laws of the State of Nevada, to wit, Boulder-Nevada, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms and conditions relating to the Merger and the mode of carrying the same into effect.

1.       SHAREHOLDERS' CONSENTS; FILINGS; EFFECTS OF MERGER

         1.1 Action by Shareholders of Boulder-Colorado. Boulder-Colorado shall obtain the consent of its shareholders, in accordance with the Colorado Business Corporation Act, at the earliest practicable date, which written consent shall, among other matters, adopt and ratify this Agreement.

         1.2 Action by Boulder-Colorado as Sole Shareholder of Boulder-Nevada. At the earliest practicable date, Boulder-Colorado, as the sole shareholder of Boulder-Nevada, shall adopt this Agreement in accordance with the Nevada Revised Statutes.

         1.3 Filing of Articles of Merger, Effective Date. If (a) this Agreement is adopted by the shareholders of Boulder-Colorado, in accordance with the Colorado Business Corporation Act, (b) this Agreement has been adopted by Boulder-Colorado as the sole shareholder of Boulder-Nevada, in accordance with the Nevada Revised Statutes, and (c) this Agreement is not thereafter, and has not theretofore been terminated or abandoned as permitted by the provisions hereof, then an Articles of Merger shall be filed and recorded in accordance with the Nevada Revised Statutes and an Articles of Merger shall be filed and recorded in accordance with the Colorado Business Corporation Act. Such filings shall be made on the same day. The Merger shall become effective at 9:00 A.M. on the calendar day following the day of such filing in Nevada, which date and time is herein referred to as the "Effective Date."

         1.4 Certain Effects of Merger. On the Effective Date, the separate existence of Boulder-Colorado shall cease, and Boulder-Colorado shall be merged into Boulder-Nevada which, as the Surviving Corporation, shall possess all the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to such Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of Colorado, Nevada or any other jurisdiction, in any of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of Boulder-Colorado, or the corresponding officers of the Surviving Corporation may, in the name of Boulder-Colorado, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all of the Constituent Corporations property, rights, privileges, powers, franchises, immunities and interests and otherwise to carry out the purposes of this Agreement.

II.  NAME OF SURVIVING CORPORATION; ARTICLES OF INCORPORATION; BYLAWS;

         2.1  Name  of  Surviving   Corporation.   The  name  of  the  Surviving
Corporation from and after the Effective Date shall be Boulder Acquisitions, Inc.

         2.2 Articles of Incorporation. The Articles of Incorporation of Boulder-Nevada as in effect on the date hereof, shall, from and after the Effective Date, be and continue to be the Articles of Incorporation of the Surviving Corporation, until changed or amended as provided by law.

         2.3 Bylaws. The Bylaws of Boulder-Nevada, as in effect immediately before the Effective Date shall, from and after the Effective Date, be and continue to be the Bylaws of the Surviving Corporation, until amended as provided therein.

III  STATUS AND CONVERSION OF SECURITIES

         3.1 Boulder-Colorado Stock. Each share of Boulder-Colorado Stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one (1) fully paid share of Boulder-Nevada Stock.

         3.2 Boulder-Nevada Stock held by Boulder-Colorado. All issued and outstanding shares of Boulder-Nevada Stock held by Boulder-Colorado immediately before the Effective Date shall, by virtue of the Merger and at the Effective Date, cease to exist and the certificate(s) representing such shares shall be canceled.

         3.3 Surrender of Certificates. After the Effective Date, certificates evidencing outstanding shares of Boulder-Colorado Stock shall evidence the right of the holder thereof to receive a certificate(s) for shares of Boulder-Nevada Stock as aforesaid. Holders of certificates representing shares of Boulder-Colorado Stock, upon surrender of such certificates to the transfer agent of the Boulder-Nevada Stock to effect the exchange of certificates, shall be entitled to receive, upon such surrender, a certificate or certificates representing a like number of shares of Boulder-Nevada Stock. Until so surrendered, outstanding certificates for shares of Boulder-Colorado Stock shall be deemed for all corporate purposes, including voting rights, subject to the further provisions of this Article 3, to evidence the ownership of the shares of Boulder-Nevada Stock into which such shares of Boulder-Colorado Stock have been so converted. No dividends or distributions will be paid to the person entitled to receive certificates for shares of Boulder-Nevada Stock pursuant hereto until such person shall have surrendered his Boulder-Colorado Stock certificates; but there shall be paid to the record holder of such certificate, with respect to the number of shares of Boulder-Nevada Stock issued in exchange therefor (i) upon such surrender, the amount of any dividends or distributions with a record date after the Effective Date and before surrender which shall have become payable thereon since the Effective Date, without interest; and (ii) after such surrender, the amount of any dividends thereon with a record date after the Effective Date and before surrender and the payment date of which shall be after surrender, such amount to be paid on such payment date. If any certificate for shares of Boulder-Nevada Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer and that the taxes required by reason of the issuance of a certificate for shares of Boulder-Nevada Stock in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the transfer agent that such tax has been paid or is not payable. At the Effective Date of the Merger, all shares of Boulder-Colorado Stock which shall then be held in its treasury, if any, shall cease to exist, and all certificates representing such shares shall be canceled.

IV.  MISCELLANEOUS

         4.1 This Agreement may be terminated and the proposed Merger abandoned at any time before the Effective Date of the Merger, and whether before or after approval of this Agreement of Merger and Plan of Merger and Reorganization by the mutual agreement of the Board of Directors of the Constituent Corporations abandoning this Agreement of Merger and Plan of Merger and Reorganization.

         4.2 On and after the Effective Date of the Merger, the officers and directors of Boulder-Nevada shall remain in such positions until their earlier resignation or removal.

         4.3 For the convenience of the parties hereto and to facilitate the filing of this Agreement of Merger and Plan of Merger and Reorganization, any number of counterparts hereof may be executed; and each such counterpart shall be deemed to be an original instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by Boulder Brewing Company, a Colorado corporation, and Boulder Acquisitions, Inc., a Nevada corporation, all on the date first above written.

                                                      Boulder Acquisitions, Inc.
                                                      (a Nevada corporation)

                                                      /S/ Glenn A. Little
                                                      --------------------------
                                                      Glenn A. Little, President

                                                      Boulder Brewing Company
                                                      (a Colorado corporation)

                                                      /S/ Glenn A. Little
                                                      --------------------------
                                                      Glenn A. Little, President

                                    EXHIBIT B

Dissenter's rights

Part I

Right of Dissent - Payment for Shares

7-113-101 Definitions.-For purposes of this article:

" Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

"Corporation"  means the issuer of the  shares  held by a  dissenter  before the
corporation   action,  or  the  surviving  or  acquiring   domestic  or  foreign
corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7/113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

"Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

"Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

"Shareholder" means either a record shareholder or a beneficial shareholder.

7-133-102 RIGHT TO DISSENT.-(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

Approval by the  shareholders of that  corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

The corporation is a subsidiary that is merged with its parent corporation under section  7-111-104;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

         (d) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

         (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than two thousand shareholders, at the time of:

         The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

         The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

         The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

Shares of the corporation surviving the consummation of the plan of merger or share exchange;

Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than two thousand shareholders;

         Cash in lieu of fractional shares; or

         Any combination of the foregoing described shares or cash in lieu of fractional shares.

         (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

         (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

         (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect tot he shareholder or the corporation.

7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.-(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

         (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if;

         The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

         The  beneficial   shareholder  dissents  with  respect  to  all  shares
         beneficially owned by the beneficial shareholder.

         (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all the shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2

                  Procedure for Exercise of Dissenters' Rights

7-113-201 NOTICE OF DISSENTERS' RIGHTS.-(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholders' shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

         (2) If a proposed  corporate action creating  dissenters'  rights under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-101-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholders' shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT.-(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

         Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
         Not vote the share in favor of the proposed corporate action.

         (2) If a proposed  corporate action creating  dissenters'  rights under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

         (3) A shareholder  who does not satisfy the  requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203 DISSENTERS' NOTICE.-(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

         (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

         State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

         state an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

         Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

         Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

         Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

         State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

         Be accompanied by a copy of this article.

7-113-204 PROCEDURE TO DEMAND PAYMENT.-(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:


         Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2)(d), duly completed, or may be stated in another writing and;

         Deposit the shareholder's certificates for certificated shares.

         (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

         (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

         (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205 UNCERTIFICATED  SHARES.-(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

         (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT.-(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-1-2 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

         (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

         (1) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

         (2) A statement of the corporation's estimate of the fair value of the shares;

         (3)      An explanation of how the interest was calculated;

         (4)      A statement of the  dissenter's  right to demand payment under section 7-113-209; and

         (5)      A copy of this article.

7-113-207 FAILURE TO TAKE ACTION.-(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of section 7-113-204 to 7-113-209 shall again be applicable.

7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.-(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

         (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).


7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.-(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

         (1) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

         (2) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

         (3) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

         (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                             BOULDER BREWING COMPANY
                              211 West Wall Street
                                 Midland, Texas

                          PROXY SOLICITED BY MANAGEMENT
                          -----------------------------

           Special Meeting of Stockholders to be held August 24, 2001

THE UNDERSIGNED hereby appoints Glenn A. Little and Matthew Blair proxy with full power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders of Boulder Brewing Company, (the "Company"), to be held at the Company's offices at 211 West Wall Street, Midland Texas on August 24, 2001 at 5:00 o'clock in the afternoon, and all adjournments thereof, upon the following matters:

         1. Election of Glenn A. Little, Matthew Blair and Michael Lawrence as directors to hold office until the next annual election of directors by shareholders or until their respective successors have been duly elected and shall have qualified;

         2. Ratification of the appointment of Scott W. Hatfield, C.P.A, as the Company's independent auditors, to examine the accounts of the Company for the fiscal year ending December 31, 2001;

         3. Effecting of a 1:5 reverse split of the currently outstanding shares of the Company's Common Stock; and

         4. Changing the Company's state of incorporation from Colorado to Nevada

                        PROPOSAL 1: ELECTION OF DIRECTORS

Each director elected at the Special Meeting will hold office until a successor is elected and qualified at the next Annual Meeting, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of Glenn A. Little, Matthew Blair and Michael Lawrence.

Instructions:
To withhold authority to vote for any individual nominee(s) write that Nominee's name in the space provided below.
-----------------------    -----------------------    --------------------------

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors of the Company has selected Scott W. Hatfield CPA as the independent auditors for the Company for the fiscal year ending December 31, 2001.

         FOR (   )     AGAINST (    )     ABSTAIN (    )    [Check One]


PROPOSAL 3: EFFECTING A 1:5 REVERSE SPLIT OF THE COMPANY'S CURRENTLY OUTSTANDING SHARES OF COMMON STOCK

         FOR (   )     AGAINST (    )     ABSTAIN (    )    [Check One]


PROPOSAL 4:  CHANGING THE  COMPANY'S  STATE OF  INCORPORATION  FROM  COLORADO TO
NEVADA

         FOR (   )     AGAINST (    )     ABSTAIN (    )    [Check One]

The shares represented hereby will be voted in accordance with the specifications of this proxy. If not otherwise specified, the Proxy is to be voted in favor of all four proposals. Attendance of the undersigned at the Special Meeting or any adjourned session thereof will not be deemed to revoke the Proxy unless the undersigned shall indicate at the meeting the intention of the undersigned to vote said shares in person.

Dated: July , 2001


------------------------   ---------------------------         ----------------
Name (Please Print         Signature                           Amount of Shares

------------------------   ---------------------------         ----------------
Name (Please Print         Signature                           Amount of Shares

Please sign exactly as your shares are registered. For joint accounts, each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY TO THE COMPANY IN THE ENCLOSED ENVELOPE.













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